FOURTH AMENDMENT TO CONSTRUCTION LOAN AGREEMENT

DATED AS OF
JUNE 3, 2015

AMONG

STRATUS LAKEWAY CENTER L.L.C.,
AS BORROWER,

PLAINSCAPITAL BANK,
AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

FOURTH AMENDMENT TO CONSTRUCTION LOAN AGREEMENT
THIS FOURTH AMENDMENT TO CONSTRUCTION LOAN AGREEMENT (the "Fourth Amendment to Loan Agreement" or this "Amendment") is entered into effective as of June 3, 2015, among STRATUS LAKEWAY CENTER L.L.C., a Texas limited liability company ("Borrower"), PLAINSCAPITAL BANK, a state banking association, as Administrative Agent, and the financial institutions executing this Amendment as Lenders.
R E C I T A L S
A.    Borrower, the financial institutions signing as Lenders and Administrative Agent are parties to that certain Construction Loan Agreement dated as of September 29, 2014, as amended by that certain First Amendment to Construction Loan Agreement dated as of November 7, 2014, and as amended by that certain Second Amendment to Construction Loan Agreement dated as of February 5, 2015, and as amended by that certain Third Amendment to Construction Loan Agreement dated as of May 22, 2015 (collectively, the "Original Loan Agreement").
B.    The parties desire to amend the Original Loan Agreement as hereinafter provided.
NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Same Terms. All terms used herein which are defined in the Original Loan Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, (i) all references in the Loan Documents to the "Agreement" shall mean the Original Loan Agreement, as amended by this Amendment, as the same shall hereafter be amended from time to time, and (ii) all references in the Loan Documents to the “Loan Documents” shall mean the Loan Documents, as amended by this Amendment, as the same shall hereafter be amended from time to time. In addition, the following terms have the meanings set forth below:
"Effective Date" means the date when (a) those Lenders comprising the Required Lenders have executed this Amendment, and (b) the conditions set forth in Section 2 of this Amendment have been complied with to the satisfaction of the Administrative Agent, unless waived in writing by the Administrative Agent.
"Modification Papers" means this Amendment, the Wastewater Solutions Contractor's Consent and Agreement, and all of the other documents and agreements executed in connection with the transactions contemplated by this Amendment.
2.    Conditions Precedent. The obligations and agreements of Administrative Agent and the undersigned Lenders as set forth in this Amendment are subject to the satisfaction (in the opinion of Administrative Agent), unless waived in writing by Administrative Agent, of each of the following conditions (and upon such satisfaction, this Amendment shall be deemed to be effective as of the Effective Date):
A.    Fourth Amendment to Loan Agreement. Administrative Agent shall have received copies of this Amendment duly executed by Borrower and the Required Lenders.

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B.    Contractor's Consent and Agreement. Administrative Agent shall have received a Contractor's Consent and Agreement duly executed by Wastewater Operations, LLC, a Texas limited liability company, dba Wastewater Solutions (the "Wastewater Solutions Contractor's Consent and Agreement").
C.    Fees and Expenses. Borrower shall have paid to Administrative Agent all out-of-pocket fees and expenses (including reasonable attorneys’ fees and expenses) incurred by Administrative Agent in connection with the preparation, negotiation and execution of the Modification Papers.
D.    Representations and Warranties. All representations and warranties contained herein or in the other Modification Papers or otherwise made in writing in connection herewith or therewith shall be true and correct in all material respects with the same force and effect as though such representations and warranties have been made on and as of the Effective Date except: (i) to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date and (ii) the representations and warranties contained in subsections (a) and (b) of Section 11.2 of the Original Loan Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 9.1 of the Original Loan Agreement.
3.    Amendment to Original Loan Agreement. On the Effective Date, Exhibit A to the Original Loan Agreement shall be replaced in its entirety with Exhibit A attached hereto.
4.    Confirmation of Assignment of Construction Contract. Borrower has entered into a Construction Contract with Wastewater Operations, LLC, dba Wastewater Solutions as an additional General Contractor for construction of improvements to the Glen Heather Lift Station. Borrower hereby confirms, as additional security for the payment of the Notes and all of the other Obligations, the transfer and assignment to Administrative Agent of all of Borrower's rights and interest, but not its obligations in, under and to, such Construction Contract pursuant to Section 5.3 of the Original Loan Agreement, as amended hereby.
5.    Certain Representations. Borrower represents and warrants that, as of the Effective Date: (a) Borrower has full power and authority to execute the Modification Papers and the Modification Papers constitute the legal, valid and binding obligation of Borrower enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable Debtor Relief Laws; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any Governmental Authority or other Person is required for the execution, delivery and performance by Borrower thereof; and (c) no Event of Default exists and, to Borrower's knowledge, there exist no facts or circumstances which, with the giving of notice and the passage of time, would reasonably be expected to constitute an Event of Default. In addition, Borrower represents that after giving effect to this Amendment all representations and warranties contained in Section 11 of the Original Loan Agreement, as amended hereby, and the other Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on and as of such date except: (i) to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date and (ii) the representations and warranties contained in Section 11.2 of the Original Loan Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 9.1 of the Original Loan Agreement.

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6.    No Further Amendments. Except as previously amended in writing or as amended hereby, the Original Loan Agreement shall remain unchanged and all provisions shall remain fully effective between the parties.
7.    Acknowledgments and Agreements. Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms, and Borrower waives any defense, offset, counterclaim or recoupment with respect thereto. Borrower, Administrative Agent and each Lender do hereby adopt, ratify and confirm the Original Loan Agreement, as amended hereby, and acknowledge and agree that the Original Loan Agreement, as amended hereby, is and remains in full force and effect. Borrower acknowledges and agrees that its liabilities and obligations under the Original Loan Agreement, as amended hereby, and under the other Loan Documents, are not impaired in any respect by this Amendment. Any breach of any representations, warranties and covenants under this Amendment shall be an Event of Default under the Original Loan Agreement, as amended hereby.
8.    Limitation on Agreements. The modifications set forth herein are limited precisely as written and, except as expressly set forth herein, shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in, or constitute any course of dealing under, the Original Loan Agreement or any of other the Loan Documents, or (b) to prejudice any right or rights which Administrative Agent or any Lender now has or may have in the future under or in connection with the Original Loan Agreement or the other Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein. The Modification Papers shall constitute Loan Documents for all purposes.
9.    Confirmation of Security. Borrower hereby confirms and agrees that all of the collateral documents (the Deed of Trust and the Guaranty Agreement) which presently secure the Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Obligations as described in the Original Loan Agreement, as amended hereby.
10.    Counterparts. This Amendment may be executed in any number of counterparts (including execution by electronic transmission (i.e. pdf attachment)), each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.
11.    Incorporation of Certain Provisions by Reference. The provisions of Section 16.4 of the Original Loan Agreement captioned “Governing Law, Jurisdiction, Venue” and Section 16.24 of the Original Loan Agreement captioned “Waiver of Jury Trial” are incorporated herein by reference for all purposes.
12.    Entirety, Etc. This Amendment and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Remainder of page intentionally left blank. Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date and year first above written.

BORROWER
Address for Notices: 212 Lavaca St., Suite 300 Austin, Texas 78701	STRATUS LAKEWAY CENTER, L.L.C. By: /s/ Erin D. Pickens Erin D. Pickens Senior Vice President

FOURTH AMENDMENT TO CONSTRUCTION LOAN AGREEMENT – Signature Page

ADMINISTRATIVE AGENT
Address for Notices: 2323 Victory Avenue, Suite 300 Dallas, Texas 75219	PLAINSCAPITAL BANK, as Administrative Agent By: /s/ Thomas Ricks Thomas Ricks Executive Vice President

FOURTH AMENDMENT TO CONSTRUCTION LOAN AGREEMENT – Signature Page

LENDER
Address for Notices: 2323 Victory Avenue, Suite 300 Dallas, Texas 75219	PLAINSCAPITAL BANK By: /s/ Thomas Ricks Thomas Ricks Executive Vice President

FOURTH AMENDMENT TO CONSTRUCTION LOAN AGREEMENT – Signature Page

LENDER
Address for Notices: P.O. Box 1079 Tyler, Texas 75710	SOUTHSIDE BANK By: /s/ Pam Cunningham Pam Cunningham Executive Vice President

FOURTH AMENDMENT TO CONSTRUCTION LOAN AGREEMENT – Signature Page

EXHIBIT A
MISCELLANEOUS INFORMATION
The Architect: (1) for architectural services pertaining to construction of the shell building to be constructed by Borrower pursuant to the Lease Agreement between Borrower and High Five Entertainment, LLC dated January 9, 2015 (as same may be amended from time to time as permitted by and in accordance with the Construction Loan Agreement), Fitzgerald & Associates Architects, Inc., and (2) for all other architectural services, Enviroplan Architects Planners Austin, Inc.
The Engineer:    Bury, Inc.
The General Contractor: (1) for construction of the shell building to be constructed by Borrower pursuant to the Lease Agreement between Borrower and High Five Entertainment, LLC dated January 9, 2015 (as same may be amended from time to time as permitted by and in accordance with the Construction Loan Agreement), The Burt Group, Inc., (2) for construction of improvements to the Glen Heather Lift Station, Wastewater Operations, LLC, dba Wastewater Solutions, and (3) for all other construction, Joeris General Contractors, Ltd.
The Project Manager: David Watson Consulting, LLC
The Completion Date: January 30, 2016.
Retainage to be deducted from advances of the Loan: ten percent (10%). No retainage will be withheld on draws for non-construction items. Retainage will not apply to the entire Budget as a unified sum.
Frequency of Advances: not more frequently than once per calendar month.
The Title Insurer: First American Title Insurance Company.

EXHIBIT A – Page Solo